497(e)
                                                          Reg. No. 33-65818
                                                          File No. 8117862

                              CASH RESOURCE TRUST

  (Cash Resource Money Market Fund, Cash Resource U.S. Government Money Market
             Fund, and Cash Resource Tax-Exempt Money Market Fund)

             Supplement to the Statement of Additional Information
                            dated September 23, 1996

         Mentor Investment Advisors, LLC ("Mentor Advisors") acts as investment adviser of each of the Funds. Mentor Advisors is a wholly owned subsidiary of Mentor Investment Group, LLC ("Mentor Investment Group"), which in turn is a subsidiary of Wheat First Butcher Singer, Inc. Mentor Investment Group serves as the administrator to the Funds. Mentor Distributors, LLC serves as the Funds' principal underwriter.


November 1, 1996

                              CASH RESOURCE TRUST

                                   FORM N-1A
                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                               September 23, 1996



         This Statement of Additional Information contains information which may be of interest to investors but which is not included in the Prospectus dated September 23, 1996 (the "Prospectus") of Cash Resource Money Market Fund, Cash Resource U.S. Government Money Market Fund, and Cash Resource Tax-Exempt Money Market Fund (each a "Fund" and collectively the "Funds"), each of which is a series of shares of Cash Resource Trust (the "Trust"). This Statement is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus of the Funds dated September 23, 1996. This Statement should be read together with the Prospectus, as amended from time to time. Investors may obtain a free copy of the Prospectus by calling Mentor Distributors, Inc. ("Mentor Distributors"), the Trust's distributor, at (800) 382-0016.

                               Table of Contents

Part I                                                                     Page

INVESTMENT OBJECTIVES AND POLICIES OF THE TRUST..............................2
INVESTMENT RESTRICTIONS......................................................4
MANAGEMENT OF THE TRUST......................................................6
PRINCIPAL HOLDERS OF SECURITIES.............................................10
INVESTMENT ADVISORY AND OTHER SERVICES......................................10
DETERMINATION OF NET ASSET VALUE............................................14
TAXES    ...................................................................16
DISTRIBUTION................................................................19
ORGANIZATION................................................................21
PORTFOLIO TURNOVER..........................................................21
CUSTODIAN...................................................................21
INDEPENDENT AUDITORS........................................................22
PERFORMANCE INFORMATION.....................................................22
INVESTMENT PROFESSIONALS OF MENTOR INVESTMENT ADVISORS, LLC.................27
SHAREHOLDER LIABILITY.......................................................28
FINANCIAL STATEMENTS........................................................29

INVESTMENT OBJECTIVES AND POLICIES OF THE TRUST

         The investment objectives and policies of each of the Funds are described in the Prospectus. This Statement contains additional information concerning certain investment practices and investment restrictions of the Funds.

         Except as described below under "Investment Restrictions," the investment objectives and policies described in the Prospectus and in this Statement are not fundamental, and the Trustees may change the investment objectives and policies of a Fund without a vote of shareholders.

         Except as otherwise noted below, the following descriptions of certain investment policies and techniques are applicable to all of the Funds. All references to the Adviser refer to the investment adviser or sub-adviser, if any, of the Funds.

Repurchase Agreements

         Each Fund may enter into repurchase agreements. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing a Fund's cost plus interest). It is each Fund's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of a Fund and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Securities Loans

         A Fund may lend its portfolio securities provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of such Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Fund enters into a loan, the Adviser considers all relevant facts and circumstances including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with the Trust.

Foreign Securities

         Cash Resource Money Market Fund may invest in U.S. dollar denominated foreign securities which meet the criteria applicable to the Fund's domestic investments, and in certificates of deposit issued by U.S. branches of foreign banks and foreign branches of U.S. banks. Investment by the Fund in foreign securities is subject to the limitations set forth in the Prospectus.

         Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer.

         In determining whether to invest in securities of foreign issuers, the Adviser will consider the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by the Fund will reduce its net income available for distribution to shareholders.

INVESTMENT RESTRICTIONS

         The Trust has adopted the following restrictions applicable to all of the Funds, which may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of a Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. A Fund may not:

         1. Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure (not for leverage) in situations which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

         2. Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 15% of its total assets (taken at the lower of cost and current value) and then only in connection with borrowings permitted by restriction 1 above.

         3. Purchase securities on margin, expect such short-term credits as may be necessary for the clearance of purchase and sales of securities.

         4. Make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.

         5. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

         6. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

         7. Purchase or sell commodities or commodity contracts.

         8. Make loans, except by purchase of debt obligations in which a Fund may invest consistent with its investment policies and by entering into repurchase agreements and securities loans.

         9. Invest in securities of any issuer, if, to the knowledge of a Fund, officers and Trustees of the Trust and officers and directors of the Adviser who beneficially own more than 0.5% of the securities of that issuer together own more than 5% of such securities.

         10. As to 75% of its assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities.

         11. Acquire more than 10% of the voting securities of any issuer.

         12. Invest more than 25% of its assets in any one industry, except that Cash Resource Money Market Fund may invest without limit in obligations of domestic branches of U.S. banks and U.S. branches of foreign banks (if it can be demonstrated that they are subject to the same regulation as U.S. banks).

         13. Make investments for the purpose of gaining control of a company's management.

         14. Issue any class of securities which is senior to a Fund's shares of beneficial interest, except as consistent with or permitted by the Investment Company Act of 1940 or as permitted by rule or order of the Securities and Exchange Commission.

         In addition, it is contrary to the current policy of the Trust, which may be changed without shareholder approval, to invest in the securities of other registered open-end investment companies.

         All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above and those designated in the Prospectus as fundamental, the other investment policies described in the Prospectus and this Statement are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change a Fund's investment objective without shareholder approval.

MANAGEMENT OF THE TRUST

                                                         Principal Occupation
                             Position Held With               During Past
Name and Address                 A Fund                        Five Years
----------------             ------------------          --------------------
Daniel J. Ludeman*           Chairman and                Chairman and Chief Executive
901 E. Byrd Street           Trustee                     Officer since July 1991,
Richmond, VA 23219                                       Mentor Investment Group,
                                                         Inc.; Managing Director of
                                                         Wheat, First Securities, Inc.
                                                         since August 1989; Managing
                                                         Director of Wheat First
                                                         Butcher Singer, Inc. since
                                                         June 1991; Director, Wheat,
                                                         First Securities, Inc., Mentor
                                                         Income Fund, Inc. and
                                                         America's Utility Fund, Inc.;
                                                         Chairman and Trustee, Cash
                                                         Resource Trust and Mentor
                                                         Institutional Trust.

Arnold H. Dreyfuss           Trustee                     Trustee, The Mentor Funds
P.O. Box 18156                                           and Mentor Institutional Trust;
Richmond, Virginia  23226                                formerly, Chairman and Chief
                                                         Executive Officer, Hamilton
                                                         Beach/Proctor-Silex, Inc.

Thomas F. Keller             Trustee                     Dean, Fuqua School of
Fuqua School of Business                                 Business, Duke University;
Duke University                                          Trustee, The Mentor Funds
Durham, NC 27706                                         and Mentor  Institutional
                                                         Trust.

Louis W. Moelchert, Jr.      Trustee                     Vice President of Business and
University of Richmond                                   Finance, University of Richmond;
Richmond, VA 23173                                       Trustee, The University of
                                                         Richmond Mentor Funds and Mentor
                                                         Institutional Trust; Director,
                                                         America's Utility Fund, Inc.

                                                      -6-


Stanley F. Pauley            Trustee                     Chairman and Chief
E.R. Carpenter                                           Executive Officer, E.R.
Company, Incorporated                                    Carpenter Company
5016 Monument Avenue                                     Incorporated; Trustee,
Richmond, Virginia 23261                                 The Mentor Funds and Mentor
                                                         and Mentor Institutional Trust.

Troy A. Peery, Jr.           Trustee                     President, Heilig-
Heilig-Meyers Company                                    Meyers Company;
2235 Staples Mill Road                                   Trustee, The Mentor Funds
Richmond, Virginia 23230                                 and Mentor Institutional Trust.

Peter J. Quinn, Jr.*         Trustee                     President, Mentor
901 E. Byrd Street                                       Distributors, Inc.; Managing
Richmond, VA 23219                                       Director, Mentor Investment
                                                         Group, Inc. and Wheat First
                                                         Butcher Singer, Inc.;
                                                         formerly, Senior Vice
                                                         President/Director of Mutual
                                                         Funds, Wheat First Butcher
                                                         Singer, Inc.

Paul F. Costello             President                   Managing Director, Wheat First
                                                         Butcher Singer, Inc. and Mentor
                                                         Investment Group, Inc.; President,
                                                         The Mentor Funds, Mentor Income
                                                         Fund, Inc., and Mentor Institutional
                                                         Trust; Executive Vice President
                                                         and Chief Administrative Officer,
                                                         America's Utility Fund, Inc.;
                                                         Director, Mentor Perpetual Advisors,
                                                         Inc. and Mentor Trust Company;
                                                         formerly, President, Mentor Series
                                                         Trust; Director, President and Chief
                                                         Executive Officer, First Variable
                                                         Life Insurance Company; President
                                                         and Chief Financial Officer, Variable
                                                         Investors Series Trust; President and
                                                         Treasurer, Atlantic Capital & Research,
                                                         Inc.; Vice President and Treasurer,
                                                         Variable Stock Fund, Inc., Monarch
                                                         Investment Series Trust, and GEICO
                                                         Tax Advantage Series Trust; Vice
                                                         President, Monarch Life Insurance Company,
                                                         GEICO Investment Services Company, Inc.,
                                                         Monarch Investment Services Company,
                                                         Inc., and Springfield Life Insurance Company.

Terry L. Perkins             Treasurer                   Vice President,
901 E. Byrd Street                                       Mentor Investment
Richmond, VA 23219                                       Group, Inc.; Treasurer,
                                                         Mentor Institutional Trust,
                                                         The Mentor Funds, and
                                                         America's Utility Fund, Inc.;
                                                         Trustee, Mentor Income Fund,
                                                         Inc.; formerly, Treasurer and
                                                         Comptroller, Ryland Capital
                                                         Management, Inc.

John M. Ivan                 Secretary                   Managing Director and
10700 North Park Drive                                   Director of Compliance
Glen Allen, VA 23060                                     since October 1992, and
                                                         Assistant General Counsel,
                                                         Wheat, First Securities, Inc.;
                                                         Managing Director and
                                                         Assistant Secretary, Wheat
                                                         First Butcher Singer Inc.
                                                         (formerly WFS Financial
                                                         Corporation); Clerk, Mentor
                                                         Institutional Trust; Secretary,
                                                         Mentor Income Fund, Inc. and
                                                         The Mentor Funds

-----------------------------

* This Trustee is deemed to be an "interested person" of a Fund as defined in the 1940 Act.

         Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

         The table below shows the fees paid to each Trustee by the Trust for the 1995 fiscal year and the fees paid to each Trustee by all funds in the Mentor Family (including the Trust) during the 1995 calendar year.

                                                       Total compensation
                            Aggregate compensation           from all
Trustees                        from the Trust             complex funds
--------                    ----------------------     ------------------
Daniel J. Ludeman                       --                        --
Arnold H. Dreyfuss                  $6,000                   $12,200
Thomas F. Keller                    $6,000                   $12,200
Louis W. Moelchert, Jr.             $6,000                   $12,200
Stanley F. Pauley                   $6,000                   $12,200
Troy A. Peery, Jr.                  $6,000                   $12,200
Peter J. Quinn, Jr.                     --                        --

         The Trustees do not receive pension or retirement benefits from the Trust.

         The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees and officers.

PRINCIPAL HOLDERS OF SECURITIES

         As of September 1, 1996, the officers and Trustees of the Trust owned as a group less than one percent of the outstanding shares of each Fund. To the knowledge of the Trust, no person owned of record or beneficially more than 5% of the outstanding shares of any Fund as of that date.

INVESTMENT ADVISORY AND OTHER SERVICES

         Under a Management Contract between the Trust and Commonwealth Advisors, Inc. (the "Management Contract"), Commonwealth Advisors, at its expense, provides the Funds with investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and each Fund. Commonwealth Advisors is a wholly-owned subsidiary of Mentor Investment Group, Inc., which in turn is a subsidiary of Wheat First Butcher Singer Inc., a diversified financial services holding company.

         The table below shows amounts paid to Commonwealth Advisors by each Fund under the Management Contract for the periods indicated:

                                                   December 20, 1993               Fiscal year           Fiscal Year
                                              (Commencement of operations)            ended                 ended
                                                     to July 31, 1994             July 31, 1995         July 31, 1996
                                          ------------------------------------    -------------         -------------
Cash Resource Money Market Fund                       $  229,508                   $  616,369            $1,172,603
Cash Resource U.S. Government
    Money Market Fund                                 $1,121,385                   $2,097,838            $2,660,041
Cash Resource Tax-Exempt Money
    Market Fund                                       $  164,663                   $  486,638            $  632,135

         The amounts paid under the Management Contract to Commonwealth Advisors reflect expense reductions as follows, which are due to an expense limitation:

                                                   December 20, 1993                Fiscal year          Fiscal year
                                              (Commencement of operations)             ended                ended
                                                     to July 31, 1994              July 31, 1995        July 31, 1996
                                          ------------------------------------     -------------        -------------
Cash Resource Money Market Fund                          $  44,729                     $     0           $        0
Cash Resource U.S. Government
    Money Market Fund                                    $ 161,394                     $     0           $        0
Cash Resource Tax-Exempt
    Money Market Fund                                    $ 122,485                     $48,886           $        0

         Under a Subadviser Contract (the "Subadviser Contract") between Commonwealth Investment Counsel, Inc. ("Commonwealth") and Commonwealth Advisors, Commonwealth regularly provides the Funds with investment research, advice, and supervision and furnishes continuously investment programs consistent with the investment objectives and policies of the various Funds, and determines, for the various Funds, what securities shall be purchased, what securities shall be held or sold, and what portion of a Fund's assets shall be held uninvested, subject always to the provisions of the Agreement and Declaration of Trust and By-laws, and of the 1940 Act, and to a Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

         Commonwealth Advisors and Commonwealth make available to the Trust, without expense to the Trust, the services of such of their directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Commonwealth Advisors pays the compensation and expenses of officers and executive employees of the Trust. Commonwealth Advisors also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Commonwealth Advisors pays the Trust's office rent.

         Under the Management Contract, the Trust is responsible for all of its other expenses, including clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agents of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Commonwealth Advisors; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of a Fund's assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

         Commonwealth Advisors has agreed that, if in any year the aggregate expenses of any Fund (including fees pursuant to the Management Contract but excluding interest, taxes, brokerage and distribution fees and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Trust, Commonwealth Advisors will reimburse the Trust for such excess expense. This expense reimbursement obligation is not limited to the amount of Commonwealth Advisors' fees. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis. The most stringent state expense limitation applicable to the Trust presently requires reimbursement of expenses in any year that such expenses exceed the sum of 2.5% of the first $30 million of the average daily net assets, 2.0% of the next $70 million of the average daily net assets, and 1.5% of the average daily net assets over $100 million.

         Each of the Management Contract and the Subadviser Contract provide that Commonwealth Advisors or Commonwealth, respectively, shall not be subject to any liability to a Fund or to any shareholder for any act or omission in the course of, or connected with, its rendering services under the relevant contract in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

         Each of the Management Contract and the Subadviser Contract may be terminated without penalty by vote of the Trustees as to any Fund or by the shareholders of that Fund, or by Commonwealth Advisors (or Commonwealth) on 30 days written notice. Each of the Management Contract and the Subadviser Contract also terminates without payment of any penalty in the event of its assignment. In addition, each of the Management Contract and the Subadviser Contract may be amended only by a vote of the shareholders of the affected Fund(s), and provides that it will continue in effect from year to year only so long as such continuance is approved at least annually with respect to each Fund by vote of either the Trustees or the shareholders of a Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Commonwealth Advisors (or Commonwealth). In such a case, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

         Commonwealth Advisors and Commonwealth may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to them and their affiliates in advising the Funds and other clients, provided that they will always seek best price and execution with respect to transactions. Certain investments may be appropriate for a Fund and for other clients advised by Commonwealth Advisors and Commonwealth. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of Commonwealth Advisors or Commonwealth on the same day. In such event, such transactions will be allocated among the clients in a manner believed by Commonwealth Advisors or Commonwealth to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of Commonwealth Advisors or Commonwealth, as the case may be, in the interest of achieving the most favorable net results for the Fund.

         Brokerage and Research Services. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         Commonwealth Advisors and/or Commonwealth place all orders for the purchase and sale of portfolio securities for the Funds and buy and sell securities for the Funds through a substantial number of brokers and dealers. In so doing, they use their best efforts to obtain for the Funds the best price and execution available. In seeking the best price and execution, Commonwealth Advisors and/or Commonwealth, having in mind the Funds' best interests, consider all factors they deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, Commonwealth Advisors and Commonwealth may receive research, statistical, and quotation services from many broker-dealers with which they place a Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Commonwealth Advisors, Commonwealth, and their affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fees paid by the Funds are not reduced because Commonwealth Advisors, Commonwealth, and their affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, and by the Management Contract and the Subadviser Contract, Commonwealth Advisors or Commonwealth, respectively, may cause a Fund to pay a broker-dealer which provides brokerage and research services to Commonwealth Advisors or Commonwealth an amount of disclosed commission for effecting a securities transaction for that Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. Commonwealth Advisors' or Commonwealth's authority to cause a Fund to pay any such greater commissions in also subject to such policies as the Trustees may adopt from time to time.

         Brokerage Commissions. It is anticipated that most purchases and sales of portfolio investments will be with the issuer or with major dealers in money market instruments acting as principal. Accordingly, it is not anticipated that the Funds will pay significant brokerage commissions. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter. There is generally no stated commission in the case of securities purchased from or sold to dealers, but the prices of such securities usually include an undisclosed dealer's mark-up or mark-down. None of the Funds incurred brokerage or underwriting commissions in the 1994 fiscal period or the 1995 or 1996 fiscal years.

DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each Fund is determined twice each day as of 12:00 noon and as of the close of regular trading (generally 4:00 p.m. New York time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, President's Day, Good

Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

         The valuation of each Fund's portfolio securities is based upon its amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. By using amortized cost valuation, each Fund seeks to maintain a constant net asset value of $1.00 per share, despite minor shifts in the market value of its portfolio securities. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of a Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based on market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield if he purchased shares of the Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in a Fund would receive less investment income. The converse would apply on a day when the use of amortized cost by a Fund resulted in a higher aggregate portfolio value. However, as a result of certain procedures adopted by the Trust, the Trust believes any difference will normally be minimal.

         The valuation of a Fund's portfolio instruments at amortized cost is permitted by Securities and Exchange Commission Rule 2a-7 and certain procedures adopted by the Trustees. Under these procedures, a Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, a Fund's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. In the event Commonwealth Advisors or Commonwealth determines that a deviation in net asset value from $1.00 per share may result in material dilution or is otherwise unfair to existing shareholders, it will take such corrective action as it believes necessary and appropriate, including informing the President of the Trust; the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; withholding dividends; redemption of shares in kind; or establishing a net asset value per share by using readily available market quotations.

         Since the net income of a Fund is declared as a dividend each time it is determined, the net asset value per share of a Fund remains at $1.00 per share immediately after such determination and dividend declaration. Any increase in the value of a shareholder's investment in a Fund representing the reinvestment of dividend income is reflected by an increase in the number of shares of a Fund in the shareholder's account on the last day of each month (or, if that day is not a business day, on the next business day). It is expected that a Fund's net income will be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of a Fund determined at any time is a negative amount, a Fund will offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If at the time of payment of a dividend by a Fund (either at the regular monthly dividend payment date, or, in the case of a shareholder who is withdrawing all or substantially all of the shares in an account, at the time of withdrawal), such negative amount exceeds a shareholder's accrued dividends, the Fund will reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the Fund that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by his or her investment in a Fund.

         Should a Fund incur or anticipate, with respect to its respective portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately the Fund's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and receiving upon redemption a price per share lower than that which was paid.

         The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds may be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

TAXES

         Each Fund of the Trust intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

         As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Fund will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders. As series of Massachusetts business trust, the Funds under present law will not be subject to any excise or income taxes in Massachusetts.

         Other than dividends from Cash Resource Tax-Exempt Money Market Fund that are excludable from income, distributions from a Fund will be taxable to a shareholder whether received in cash or additional shares. Such distributions that are designated as capital gains distributions will be taxable as such, regardless of how long Fund shares are held, while other taxable distributions will be taxed as ordinary income. Loss on the sale of Fund shares held for less than six months will be treated as a long term capital loss to the extent of any capital gain distribution received with respect to such shares (and will be disallowed to the extent of exempt-interest dividends received with respect to such shares). Also interest on indebtedness incurred to purchase shares of Cash Resource Tax-Exempt Money Market Fund may be nondeductible.

         In order to qualify as a "regulated investment company," a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;
(b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock and securities) held less than three months;
(c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of a Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Fund must in general distribute at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year. To satisfy these requirements, a Fund may engage in investment techniques that affect the amount, timing and character of its income and distributions.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

         Each Fund is required to withhold 31% of all income dividends and capital gain distributions, and 31% of the gross proceeds of all redemptions of Fund shares, in the case of any shareholder who does not provide a correct taxpayer identification number, about whom a Fund is notified that the shareholder has underreported income in the past, or who fails to certify to a Fund that the shareholder is not subject to such withholding. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the

Fund with a proper certification.

         Exempt-interest dividends. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that a Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If a Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

         Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

         In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

         A Fund which is qualified to pay exempt-interest dividends will inform investors within 60 days of the Fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of a Fund's income that was tax-exempt during the period covered by the distribution.

         Securities issued or purchased at a discount. A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to state and federal taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

DISTRIBUTION

         Mentor Distributors, Inc. is the principal underwriter of the continually offered shares of each of the Funds pursuant to a Distribution Agreement with the Trust. Mentor Distributors is not obligated to sell any specific amount of shares of any Fund and will purchase shares of a Fund for resale only against orders for shares.

         The Trust, on behalf of each Fund, has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (each, a "Plan"). The purpose of each Plan is to permit a Fund to compensate Mentor Distributors for services provided and expenses incurred by it in promoting the sale of shares of the Funds, reducing redemptions, or maintaining or improving services provided to shareholders. Each Plan provides for payments by each Fund to Mentor Distributors at the annual rate of up to 0.38% of the Fund's average net assets (0.33% in the case of Cash Resource Tax-Exempt Money Market Fund), subject to the authority of the Trustees to reduce the amount of payments or to suspend the Plans as to any Fund for such periods as they may determine. Subject to these limitations, the amount of such payments and the specific purposes for which they are made shall be determined by the Trustees.

         For the periods indicated, each Fund paid the following amounts to Mentor Distributors under its respective Plan:

                                                    December 20, 1993             Fiscal year            Fiscal year
                                              (Commencement of operations)           ended                  ended
                                                    to July 31, 1994             July 31, 1995          July 31, 1996
                                          ------------------------------------   -------------          -------------
Cash Resource Money Market Fund                           $  457,505              $1,060,999              $2,042,872
Cash Resource U.S. Government
   Money Market Fund                                      $2,212,290              $3,764,477              $5,015,877
Cash Resource Tax-Exempt Money
   Market Fund                                            $  420,006              $  729,833              $  948,202

         Mentor Distributors paid distribution expenses to Financial Institutions (including affiliates of Mentor Distributors qualifying as Financial Institutions) in respect of the Funds as follows:

                                                    December 20, 1993             Fiscal year            Fiscal year
                                              (Commencement of operations)           ended                  ended
                                                    to July 31, 1994             July 31, 1995          July 31, 1996
                                          ------------------------------------   -------------          -------------
Cash Resource Money Market Fund                           $  474,834              $1,060,999              $2,042,872
Cash Resource U.S. Government
   Money Market Fund                                      $2,326,017              $3,764,477              $5,015,877
Cash Resource Tax-Exempt Money
   Market Fund                                            $  431,813              $  729,833              $  948,202

         Continuance of a Plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of the Plan and related agreements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to a Plan must be likewise approved by the Trustees and the Qualified Trustees.

         A Plan may not be amended in order to increase materially the costs which a Fund may bear for distribution pursuant to the Plan without also being approved by a majority of the outstanding voting securities of that Fund. Each Plan terminates automatically in the event of its assignment and may be terminated as to any Fund without penalty, at any time, by a vote of a majority of the outstanding voting securities of the Fund or by a vote of a majority of the Qualified Trustees.

         In order to compensate selected financial institutions, such as investment dealers and banks through which shares of each Fund are sold ("Financial Institutions") for services provided in connection with sales of shares of each Fund and/or for administrative services and the maintenance of shareholder accounts, Mentor Distributors may make periodic payments to qualifying Financial Institutions based on the average net asset value of shares of a Fund which are attributable to shareholders for whom the Financial Institutions are designated as the dealer of record. Mentor Distributors may make such payments at the annual rate of up to 0.40% of the average net asset value of such shares (0.33% in the case of Cash Resource Tax-Exempt Money Market
Fund). For this purpose, "average net assets" attributable to a shareholder account means the product of (i) the average daily share balance of the Fund account times (ii) the Fund's average daily net asset value per share. For administrative reasons, Mentor Distributors may enter into agreements with certain Financial Institutions providing for the calculation of "average net assets" on the basis of assets of the accounts of the Financial Institutions' customers on an established day in this period. Mentor Distributors may suspend or modify these payments at any time, and payments are subject to the continuation of the Fund's Distribution Plan described above and the terms of related agreements between Financial Institutions and Mentor Distributors.

ORGANIZATION

         The Trust is an open-end investment company established under the laws of The Commonwealth of Massachusetts by Agreement and Declaration of Trust dated June 14, 1993.

         Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, separate votes will be taken by each Fund on matters affecting an individual Fund. Additionally, approval of the Management Contract is a matter to be determined separately by each Fund. Shares have noncumulative voting rights. Although a Fund is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trustees, and if a Fund were liquidated, the shares of that Fund would receive the net assets of that Fund. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

         Additional Funds may be created from time to time with different investment objectives. Any additional Funds may be managed by investment advisers or sub-advisers other than Commonwealth Advisors or Commonwealth. In addition, the Trustees have the right, subject to any necessary regulatory approvals, to create more than one class of shares in a Fund, with the classes being subject to different charges and expenses and having such other different rights as the Trustees may prescribe and to terminate any Fund of the Trust.

PORTFOLIO TURNOVER

         The portfolio turnover rate of a Fund is defined by the Securities and Exchange Commission as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Under that definition, the Funds will have no portfolio turnover. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

CUSTODIAN

         Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, is the custodian of the Trust's assets. The custodian's responsibilities include safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust's investments. The custodian does not determine the investment policies of the Trust or decide which securities the Trust will buy or sell.

INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP, located at 99 High Street, Boston, Massachusetts 02110, are the Trust's independent auditors, providing audit services, tax return preparation, and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

PERFORMANCE INFORMATION

         Based on the seven-day period ended July 31, 1996, Cash Resource Money Market Fund's yield was 4.66% and its effective yield was 4.77%. Based on the seven-day period ended July 31, 1996, Cash Resource U.S. Government Money Market Fund's yield was 4.47% and its effective yield was 4.57%. See below for information on how these Funds' yields and effective yields are calculated.

         Based on the seven-day period ended July 31, 1996, Cash Resource Tax-Exempt Money Market Fund's tax-exempt yield was 2.79%, and its tax-exempt effective yield was 2.83%. A shareholder in a 31.00% federal tax bracket would have to earn 4.04% from a taxable investment to produce an after-tax yield equal to the Fund's tax-exempt yield of 2.79% and an effective yield of 4.10% from a taxable investment to produce an after-tax yield equal to the Fund's tax-exempt effective yield of 2.83%. See below for information on how the Fund's tax-exempt yield and tax-exempt effective yield are calculated.

         The yield of each Fund is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of such Fund over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). A Fund's effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

         In the case of Cash Resource Tax-Exempt Money Market Fund, the Fund's tax-equivalent yield during the base period may be presented for shareholders in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting the Fund's tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal, for that shareholder, to the Fund's tax-exempt yield. The Fund's tax-equivalent yield will differ for shareholders in other tax brackets.

EQUIVALENT YIELDS: TAX-EXEMPT VERSUS TAXABLE SECURITIES FOR THE CASH RESOURCE TAX-EXEMPT MONEY MARKET FUND

The table below shows the effect of the tax status of Tax-Exempt Securities on the effective yield received by their individual holders under the federal income tax laws currently in effect for 1996. It gives the approximate yield a taxable security must earn at various income levels to produce after-tax yields equivalent to those of Tax-Exempt Securities yielding from 2.0% to 10.0%.

-----------------------------------------------------------------------------------------------------------------------
                                        Marginal
           Taxable Income*               federal                                    Tax-exempt yield
           ______________                income   _____________________________________________________________________
                                          tax**
      Joint             Single Rate                 2%      3%      4%       5%    6%     7%      8%      9%     10%
-----------------------------------------------------------------------------------------------------------------------
                                                                   Equivalent taxable yield
-----------------------------------------------------------------------------------------------------------------------
     $0 -  40,100         $0 -  24,000    15.00%   2.35%   3.53%   4.71%   5.88%  7.06%   8.24%   9.41%  10.59%  11.76%
 40,101 -  96,900     24,001 -  58,150    28.00%   2.78%   4.17%   5.56%   6.94%  8.33%   9.72%  11.11%  12.50%  13.89%
 96,901 - 147,700     58,151 - 121,300    31.00%   2.90%   4.35%   5.80%   7.25%  8.70%  10.14%  11.59%  13.04%  14.49%
147,701 - 263,750    121,301 - 263,750    36.00%   3.13%   4.69%   6.25%   7.81%  9.38%  10.94%  12.50%  14.06%  15.63%
   over   263,750       over   263,750    39.60%   3.31%   4.97%   6.62%   8.28%  9.93%  11.59%  13.25%  14.90%  16.56%

------------------
* This amount represents taxable income as defined in the Internal Revenue Code of 1986, as amended (the "Code"), after any deduction for personal exemptions and the greater of the standard deduction or itemized deductions.

** These rates are the marginal federal income tax rates on taxable income currently in effect for 1996 under the Code.

         Of course, there is no assurance that the Tax-Exempt Money Market Fund will achieve any specific tax-exempt yield. While it is expected that the Tax-Exempt Money Market Fund will invest principally in obligations which pay interest exempt from federal income tax, other income received by the Tax-Exempt Money Market Fund may be taxable. The table does not take into account any state or local taxes payable on Tax-Exempt Money Market Fund distributions.

         From time to time, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce a Fund's expenses, as described in the Trust's current prospectus. Any such waiver or assumption would increase that Fund's yield during the period of the waiver or assumption.

         Independent statistical agencies measure a Fund's investment performance and publish comparative information showing how the Fund, and other investment companies, performed in specified time periods. Three agencies whose reports are commonly used for such comparisons are set forth below. From time to time, a Fund may distribute these comparisons to its shareholders or to potential investors. The agencies listed below measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.

         Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, reflecting generally changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, for example year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

         Morningstar, Inc. distributes mutual fund ratings twice a month. the ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds with similar objectives. The performance factor is a weighted-average assessment of the Fund's 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's Corporation and Moody's Investor Service, Inc.

         Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year performance. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

         Independent publications may also evaluate a Fund's performance. Certain of those publications are listed below, at the request of Mentor Distributors, which bears full responsibility for their use and the descriptions appearing below. From time to time any or all of the Funds may distribute evaluations by or excerpts from these publications to its shareholders or to potential investors. The following illustrates the types of information provided by these publications.

         Business Week publishes mutual fund rankings in its Investment Figures of the Week column. The rankings are based on 4-week and 52-week total return reflecting changes in net asset value and the reinvestment of all distributions. They do not reflect deduction of any sales charges. Funds are not categorized; they compete in a large universe of over 2,000 funds. The source for rankings is data generated by Morningstar, Inc.

         Investor's Business Daily publishes mutual fund rankings on a daily basis. The rankings are depicted as the top 25 funds in a given category. The categories are based loosely on the type of fund, e.g., growth funds, balanced funds, U.S. government funds, GNMA funds, growth and income funds, corporate bond funds, etc. Performance periods for sector equity funds can vary from 4 weeks to 39 weeks; performance periods for other fund groups vary from 1 year to 3 years. Total return performance reflects changes in net asset value and reinvestment of dividends and capital gains. The rankings are based strictly on total return. They do not reflect deduction of any sales charges Performance grades are conferred from A+ to E. An A+ rating means that the fund has performed within the top 5% of a general universe of over 2000 funds; an A rating denotes the top 10%; an A- is given to the top 15%, etc.

         Barron's periodically publishes mutual fund rankings. The rankings are based on total return performance provided by Lipper Analytical Services. The Lipper total return data reflects changes in net asset value and reinvestment of distributions, but does not reflect deduction of any sales charges. The performance periods vary from short-term intervals (current quarter or year-to-date, for example) to long-term periods (five-year or ten-year performance, for example). Barron's classifies the funds using the Lipper mutual fund categories, such as Capital Appreciation Funds, Growth Funds, U.S. Government Funds, Equity Income Funds, Global Funds, etc. Occasionally, Barron's modifies the Lipper information by ranking the funds in asset classes. "Large funds" may be those with assets in excess of $25 million; "small funds" may be those with less than $25 million in assets.

         The Wall Street Journal publishes its Mutual Fund Scorecard on a daily basis. Each Scorecard is a ranking of the top-15 funds in a given Lipper Analytical Services category. Lipper provides the rankings based on its total return data reflecting changes in net asset value and reinvestment of distributions and not reflecting any sales charges. The Scorecard portrays 4-week, year-to-date, one-year and 5-year performance; however, the ranking is based on the one-year results. The rankings for any given category appear approximately once per month.

         Fortune magazine periodically publishes mutual fund rankings that have been compiled for the magazine by Morningstar, Inc. Funds are placed in stock or bond fund categories (for example, aggressive growth stock funds, growth stock funds, small company stock funds, junk bond funds, Treasury bond funds etc.), with the top-10 stock funds and the top-5 bond funds appearing in the rankings. The rankings are based on 3-year annualized total return reflecting changes in net asset value and reinvestment of distributions and not reflecting sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

         Money magazine periodically publishes mutual fund rankings on a database of funds tracked for performance by Lipper Analytical Services. The funds are placed in 23 stock or bond fund categories and analyzed for five-year risk adjusted return. Total return reflects changes in net asset value and reinvestment of all dividends and capital gains distributions and does not reflect deduction of any sales charges. Grades are conferred (from A to E): the top 20% in each category receive an A, the next 20% a B, etc. To be ranked, a fund must be at least one year old, accept a minimum investment of $25,000 or less and have had assets of at least $25 million as of a given date.

         Financial World publishes its monthly Independent Appraisals of Mutual Funds, a survey of approximately 1000 mutual funds. Funds are categorized as to type, e.g., balanced funds, corporate bond funds, global bond funds, growth and income funds, U.S. government bond funds, etc. To compete, funds must be over one year old, have over $1 million in assets, require a maximum of $10,000 initial investment, and should be available in at least 10 states in the United States. The funds receive a composite past performance rating, which weighs the intermediate - and long-term past performance of each fund versus its category, as well as taking into account its risk, reward to risk, and fees. An A+ rated fund is one of the best, while a D- rated fund is one of the worst. The source for Financial World rating is Schabacker investment management in Rockville, Maryland.

         Forbes magazine periodically publishes mutual fund ratings based on performance over at least two bull and bear market cycles. The funds are categorized by type, including stock and balanced funds, taxable bond funds, municipal bond funds, etc. Data sources include Lipper Analytical Services and CDA Investment Technologies. The ratings are based strictly on performance at net asset value over the given cycles. Funds performing in the top 5% receive an A+ rating; the top 15% receive an A rating; and so on until the bottom 5% receive an F rating. Each fund exhibits two ratings, one for performance in "up" markets and another for performance in "down" markets.

         Kiplinger's Personal Finance Magazine (formerly Changing Times), periodically publishes rankings of mutual funds based on one-, three- and five-year total return performance reflecting changes in net asset value and reinvestment of dividends and capital gains and not reflecting deduction of any sales charges. Funds are ranked by tenths: a rank of 1 means that a fund was among the highest 10% in total return for the period; a rank of 10 denotes the bottom 10%. Funds compete in categories of similar funds -- aggressive growth funds, growth and income funds, sector funds, corporate bond funds, global governmental bond funds, mortgage-backed securities funds, etc. Kiplinger's also provides a risk-adjusted grade in both rising and falling markets. Funds are graded against others with the same objective. The average weekly total return over two years is calculated. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

         U.S. News and World Report periodically publishes mutual fund rankings based on an overall performance index (OPI) devised by Kanon Bloch Carre & Co., a Boston research firm. Over 2000 funds are tracked and divided into 10 equity, taxable bond and tax-free bond categories. Funds compete within the 10 groups and three broad categories. The OPI is a number from 0-100 that measures the relative performance of funds at least three years old over the last 1, 3, 5 and 10 years and the last six bear markets. Total return reflects changes in net asset value and the reinvestment of any dividends and capital gains distributions and does not reflect deduction of any sales charges. Results for the longer periods receive the most weight.

         The 100 Best Mutual Funds You Can Buy (1992), authored by Gordon K. Williamson. The author's list of funds is divided into 12 equity and bond fund categories, and the 100 funds are determined by applying four criteria. First, equity funds whose current management teams have been in place for less than five years are eliminated. (The standard for bond funds is three years.) Second, the author excludes any fund that ranks in the bottom 20 percent of its category's risk level. Risk is determined by analyzing how many months over the past three years the fund has underperformed a bank CD or a U.S. Treasury bill. Third, a fund must have demonstrated strong results for current three-year and five-year performance. Fourth, the fund must either possess, in Mr. Williamson's judgment, "excellent" risk-adjusted return or "superior" return with low levels of risk. Each of the 100 funds is ranked in five categories: total return, risk/volatility, management, current income and expenses. The rankings follow a five-point system: zero designates "poor"; one point means "fair"; two points denote "good"; three points qualify as a "very good"; four points rank as "superior"; and five points mean "excellent.

INVESTMENT PROFESSIONALS OF MENTOR INVESTMENT ADVISORS, LLC

R. Preston Nuttall, CFA
Mr. Nuttall has more than thirty years of investment management experience. Prior to his involvement with the Mentor organization, he led short-term fixed-income management for fifteen years at Capitoline Investment Services, Inc. He has his undergraduate degree in economics from the University of Richmond and his graduate degree in finance from the Wharton School at the University of Pennsylvania.

Hubert R. White III
Mr. White has twelve years of investment management experience. Prior to joining the Mentor organization, he served for five years as portfolio manager with Capitoline Investment Services. He has his undergraduate degree in business from the University of Richmond.

Kathryn T. Allen
Ms. Allen has fifteen years of investment management experience and specializes in tax-free trades. Prior to joining the Mentor organization, Ms. Allen was portfolio group manager at

PNC Institutional Management Corporation. She has her undergraduate degree in commerce and business administration from the University of Alabama.


SHAREHOLDER LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustee. The Agreement and Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

                                               FINANCIAL STATEMENTS




Cash Resource Trust
Money Market Fund
Portfolio of Investments
July 31, 1996
(In thousands)

                                                                      Percent of       Principal      Value
                                                                      Net Assets        Amount       (Note 2)
Bankers Acceptances                                                5.98%
  Nationsbank Corporation, 5.39%, 8/07/96                                               $14,000      $ 13,987
  Nationsbank of Texas, 5.31%, 11/15/96                                                   5,000         4,922
  Wachovia Bank, 5.42%, 10/29/96                                                         20,000        19,732
Total Bankers Acceptances                                                                              38,641
Bank Notes                                                         6.18%
  Bank of America, 5.54%, 10/15/96                                                       20,000        20,000
  First of America, 4.98%, 12/19/96                                                      20,000        19,956
Total Bank Notes                                                                                       39,956
Certificates of Deposit                                            3.09%
  First Alabama Bank, 5.37%, 8/05/96                                                      5,000         5,000
  First Alabama Bank, 5.47%, 9/09/96                                                     15,000        15,000
Total Certificates of Deposit                                                                          20,000
Commercial Paper                                                   65.96%
Apparel & Accessory Stores                                                    3.08%
  J.C. Penney Funding Corporation, 5.29%, 9/06/96                                        20,000        19,894
Asset Backed Securities                                                       6.17%
  CIESCO Limited Partnership, 5.36%, 8/07/96                                             15,000        14,987
  Greenwich Funding Corporation, 5.37%, 8/20/96 (a)                                      25,000        24,929
Total Asset Backed Securities                                                                          39,916
Commercial Banks                                                             17.62%
  ABN-Amro North America Finance, Inc., 5.32%, 11/08/96                                  10,000         9,854
  ABN-Amro North America Finance, Inc., 5.30%, 11/12/96                                  10,000         9,848
  Abbey National North America, 5.29%, 11/20/96                                          20,000        19,674
  Bank of New York, 5.42%, 9/24/96                                                       20,000        19,837
  Mellon Financial Company, 5.36%, 8/15/96                                               20,000        19,958
  Nationsbank Corporation, 5.26%, 8/15/96                                                10,000         9,980
  Svenska Handelsbanken, 5.50%, 10/09/96                                                 25,000        24,736
Total Commercial Banks                                                                                113,887

Cash Resource Trust
Money Market Fund
Portfolio of Investments (continued)
July 31, 1996
(In thousands)

                                                                      Percent of       Principal      Value
                                                                      Net Assets        Amount       (Note 2)
Commercial Paper (continued)
Electric Services                                                             4.97%
  National Rural Utilities, 5.37%, 8/19/96                                              $20,000      $ 19,946
  Rincon Securities, Inc., 5.37%, 8/28/96                                                 1,250         1,245
  Rincon Securities, Inc., 5.35%, 9/06/96                                                 5,000         4,973
  Rincon Securities, Inc., 5.38%, 9/09/96                                                 6,000         5,965
Total Electric Services                                                                                32,129
Insurance Agents, Brokers & Service                                           3.06%
  International Nederlanden, 5.42%, 10/21/96                                             10,000         9,878
  International Nederlanden U.S. Insurance Holdings, Inc.,
     5.41%, 9/17/96                                                                      10,000         9,929
Total Insurance Agents, Brokers & Service                                                              19,807
Metal Mining                                                                  3.86%
  North Financial, 5.40%, 8/13/96                                                        25,000        24,955
Oil and Gas Field Exploration Services                                        1.54%
  Statoil, 5.30%, 8/28/96                                                                10,000         9,960
Personal Credit Institutions                                                  7.69%
  American Express, 5.30%, 8/21/96                                                       20,000        19,941
  Ford Motor Credit Company, 5.43%, 9/06/96                                              20,000        19,892
  Ford Motor Credit Company, 5.42%, 10/17/96                                             10,000         9,884
Total Personal Credit Institutions                                                                     49,717
Rental & Leasing                                                              3.04%
  General Electric Capital, 5.24%, 8/30/96                                                7,000         6,970
  General Electric Capital, 5.35%, 1/21/97                                               13,000        12,666
Total Rental & Leasing                                                                                 19,636
Security Brokers & Dealers                                                   11.85%
  Bear Stearns Company, 5.40%, 9/13/96                                                   20,000        19,871
  CS First Boston, Inc., 5.33%, 8/27/96                                                  17,000        16,935
  CS First Boston, Inc., 5.40%, 9/11/96                                                  10,000         9,939
  Merrill Lynch & Company, Inc., 5.45%, 9/06/96                                          30,000        29,837
Total Security Brokers & Dealers                                                                       76,582

Cash Resource Trust
Money Market Fund
Portfolio of Investments (continued)
July 31, 1996
(In thousands)

                                                                      Percent of       Principal      Value
                                                                      Net Assets        Amount       (Note 2)
Commercial Paper (continued)
Tobacco Products                                                             3.08%
  Philip Morris, 5.38%, 9/09/96                                                         $20,000      $ 19,884
Total Commercial Paper                                                                                426,367
Corporate Obligations                                                2.32%
  Dupont E I De Nemours, 5.80%, 12/12/96                                                  9,000         9,007
  Walker & Associates, 5.54%, 07/01/11 (b)                                                6,000         6,000
Total Corporate Obligations                                                                            15,007
U.S. Government Securities and Agencies                              7.75%
  U.S. Treasury Note, 7.50%, 01/31/97                                                    10,000        10,109
  Federal Home Loan Bank, 5.31%-5.67%, 12/23/96-2/14/97 (b)                              15,000        15,000
  Student Loan Marketing Association, 5.51%-5.54%,
     11/24/97-2/22/99 (b)                                                                25,000        24,998
Total U.S. Government Securities and Agencies                                                          50,107
Repurchase Agreement                                                 9.95%
  Goldman, Sachs & Company
     Dated 7/31/96, 5.65%, due 8/01/96, collateralized by
     $66,828 Federal National Mortgage Association, 7.50%,
     3/01/26                                                                             64,345        64,345
Total Investments (cost $654,423) (d)                              101.23%                            654,423
Other Assets less Liabilities                                       (1.23%)                            (7,923)
Net Assets                                                         100.00%                           $646,500

See notes to portfolios of investments.

Cash Resource Trust
U.S. Government Money Market Fund
Portfolio of Investments
July 31, 1996
(In thousands)

                                                                   Percent of     Principal       Value
                                                                   Net Assets      Amount        (Note 2)
U.S. Government Securities and Agencies                               59.65%
  Federal Home Loan Bank
     5.22%-5.36%, 10/16/96-2/19/97                                                $ 133,340     $  130,837
     5.31%-5.54%, 2/14/97-2/16/99 (b)                                                42,000         42,000
  Federal Home Loan Mortgage Corporation
     5.25%-5.36%, 8/05/96-10/23/96                                                  225,459        224,838
  Federal National Mortgage Association
     5.17%-5.37%, 8/09/96-10/24/96                                                  234,700        232,912
  Student Loan Marketing Association
     5.51%-5.55%, 10/14/97-2/08/99 (b)                                              105,000        104,998
  U.S. Treasury Notes
     6.50%-7.50%, 11/30/96-1/31/97                                                  100,000        100,962
Total U.S. Government Securities and Agencies                                                      836,547
Repurchase Agreements                                                 40.55%
  Chase Securities, Inc.
     Dated 7/31/96, 5.65%, due 8/01/96, collateralized by
     $61,596 Federal National Mortgage Association,
     7.00%-9.00%, 3/01/25-6/01/26                                                    60,000         60,000

  First Union Corporation
     Dated 7/31/96, 5.66%, due 8/01/96, collateralized by
     $34,444 U.S. Treasury Notes, 11.25%, 2/15/15                                    50,000         50,000

  Goldman, Sachs & Company
     Dated 7/31/96, 5.65%, due 8/01/96, collateralized by
     $185,618 Federal National Mortgage Association, 7.50%,
     3/01/26                                                                        178,721        178,721

  Lehman Brothers, Inc.
     Dated 7/31/96, 5.68%, due 8/01/96, collateralized by
     $57,716 Federal National Mortgage Association,
     9.00%-9.50%, 5/01/22-3/01/25                                                    60,000         60,000

  Merrill Lynch, Pierce, Fenner & Smith, Inc.
     Dated 7/31/96, 5.69%, due 8/01/96, collateralized by
     $35,748 Federal Home Loan Mortgage Corporation 7.00%,
     11/01/25 and $27,504 Federal National Mortgage Association
     7.50%, 12/01/25                                                                 60,000         60,000

Cash Resource Trust
U.S. Government Money Market Fund
Portfolio of Investments (continued)
July 31, 1996
(In thousands)

                                                                   Percent of     Principal       Value
                                                                   Net Assets      Amount        (Note 2)

Repurchase Agreements (continued)

  Paine Webber, Inc.
     Dated 7/31/96, 5.68%, due 8/01/96, collateralized by
     $43,420 Federal National Mortgage Association, 7.00%,
     6/01/23 and $20,638 Government National Mortgage
     Association, 7.00%, 7/15/25                                                  $  60,000     $   60,000

  United Bank of Switzerland
     Dated 7/31/96, 5.68%, due 8/01/96, collateralized by
     $61,267 Federal Home Loan Mortgage Corporation,
     6.50%-7.00%, 1/01/24-2/01/24 and $45,330 Federal National
     Mortgage Association-Strips, 6.50%-7.00%, 12/01/10-2/01/26                     100,000        100,000
Total Repurchase Agreements                                                                        568,721
Total Investments (cost $1,405,268) (d)                              100.20%                     1,405,268
Other Assets less Liabilities                                         (0.20%)                       (2,871)
Net Assets                                                           100.00%                    $1,402,397

See notes to portfolios of investments.

Cash Resource Trust
Tax-Exempt Money Market Fund
Portfolio of Investments
July 31, 1996
(In thousands)

                                                                 Percent of      Principal      Value
                                                                 Net Assets       Amount       (Note 2)
Variable Rate Tax-Exempt
  Demand Securities (b)                                         43.53%
Alabama                                                                 2.20%
  University of Alabama Board of Trustees,
     3.60%, 10/01/13                                                              $ 6,400       $ 6,400
Arizona                                                                 6.46%
  Apache County IDA Tucson Electric Power
     Company Project, 3.65%, 6/15/20                                               10,000        10,000
  Coconino City Tuscon Gas & Electric
     Service PCR Series A, 3.70%, 5/01/31                                           8,800         8,800
                                                                                                 18,800
Colorado                                                                2.54%
  Colorado Housing Finance Authority
     Series 1985, 3.60%, 5/01/97                                                    7,400         7,400
Illinois                                                                4.51%
  Chicago O'Hare International Airport American
     Airlines Series 1983C, 3.70%, 1/01/18                                          2,000         2,000
  Illinois DFA Grayhill, Inc. Project
     IDR, 3.75%, 2/01/05                                                            3,150         3,150
  Illinois DFA Flinn Scientific Project, 3.75%, 10/01/15                            4,760         4,760
  Illinois HFA West Suburban Hospital, 3.65%, 7/01/05                               3,200         3,200
                                                                                                 13,110
Maryland                                                                4.44%
  Anne Arundel County Oakland Hills Project,
     3.65%, 5/15/15                                                                 2,052         2,052
  Howard County Revenue Bond, Harmony Hall, Inc. Project,
     3.65%, 10/01/10                                                                2,868         2,868
  Maryland State Health & Higher Education,
     Series B, 3.65%, 4/01/35                                                       8,000         8,000
                                                                                                 12,920
Michigan                                                                0.69%
  Michigan State Strategic Fund, 3.75%, 2/01/09                                     2,000         2,000

Cash Resource Trust
Tax-Exempt Money Market Fund
Portfolio of Investments (continued)
July 31, 1996
(In thousands)

                                                                 Percent of      Principal      Value
                                                                 Net Assets       Amount       (Note 2)
Variable Rate Tax-Exempt
  Demand Securities (b) (continued)

North Carolina                                                          5.16%
  Durham County Water & Sewer, 3.65%, 12/01/15                                    $ 4,800      $  4,800
  Lincoln County Industrial Facility PCR
     Series 1994, 3.80%, 8/01/09                                                    6,000         6,000
  North Carolina Educational Facilities
     Bowman Grey School, 3.55%, 9/01/20                                             4,200         4,200
                                                                                                 15,000
New Mexico                                                              0.70%
  Albuquerque Greater Receipts Tax,
     3.65%, 7/01/22                                                                 2,050         2,050
Tennessee                                                               0.77%
  Nashville and Davidson County Health
     and Education Facility, 3.65%, 5/01/20                                         2,224         2,224
Texas                                                                   2.13%
  North Texas Higher Education Student Loan
     Revenue Refund, Series 1991F, 3.65%, 4/01/20                                   4,000         4,000
  Panhandle Plains Student Loan Revenue
     Series A, 3.65%, 6/01/21                                                       1,300         1,300
  Texas Education Authority Series 1985B,
     3.60%, 12/01/25                                                                  885           885
                                                                                                  6,185
Virginia                                                               11.39%
  Arlington County Ballston Public
     Parking, 3.60%, 8/01/17                                                        3,650         3,650
  Botetourt County IDR Emkay Holdings
     Project, 3.60%, 10/01/05                                                       2,700         2,700
  Capital Regional Airport Series 1995C,
     3.70%, 7/01/23                                                                 4,000         4,000
  Chesterfield County IDR Midlothian Hotel
     Partnership, 3.65%, 12/01/14                                                   6,344         6,344
  Hampton Roads Regional Jail Series 1996B,
     3.60%, 7/01/16                                                                 4,000         4,000
  Hanover County IDR Carter Machinery,
     3.65%, 11/01/98                                                                  500           500

Cash Resource Trust
Tax-Exempt Money Market Fund
Portfolio of Investments (continued)
July 31, 1996
(In thousands)

                                                                 Percent of      Principal      Value
                                                                 Net Assets       Amount       (Note 2)
Variable Rate Tax-Exempt
  Demand Securities (b) (continued)

Virginia (continued)
  Henrico County IDA Hermitage Project,
     3.60% -- 3.65%, 5/01/24                                                      $ 3,700      $  3,700
  Lynchburg IDA Mid-Atlantic Series G,
     3.55%, 12/01/25                                                                  500           500
  Richmond IDB Commonwealth Park,
     3.70%, 11/01/07                                                                1,364         1,364
  Roanoke IDR Quibell Corporate Project,
     3.65%, 9/01/15                                                                   292           292
  Spotsylvania City IDA Residential Care
     Facilities, 3.65%, 10/01/20                                                    4,684         4,684
  Tazewell County IDR, 4.00%, 1/01/03                                               1,000         1,000
  Virginia Beach Revenue Bond, 3.65%, 9/01/09                                         410           410
                                                                                                 33,144
Wisconsin                                                               0.65%
  Village of Pleasant Prairie Muskie Enterprise
     Project, Series 1995, 3.75%, 5/01/15                                           1,900         1,900
Wyoming                                                                 1.89%
  Lincoln County Exxon Series B,
     3.65%, 11/01/14                                                                1,500         1,500
  Sweetwater County PCR Pacific Corporation
     Project Series A, 3.50%, 7/01/15                                               4,000         4,000
                                                                                                  5,500
Total Variable Rate Tax-Exempt Demand Securities                                                126,633
Other Tax-Exempt Securities                                     56.80%
Alabama                                                                 0.95%
  IDB of Fairfield USX Corporation Project,
     Series 1995, 3.55%, 10/01/96                                                   2,775         2,775
Arizona                                                                 0.17%
  Scottsdale IDA Memorial Hospital Series A,
     3.70%, 9/01/96                                                                   485           485

Cash Resource Trust
Tax-Exempt Money Market Fund
Portfolio of Investments (continued)
July 31, 1996
(In thousands)

                                                                 Percent of      Principal      Value
                                                                 Net Assets       Amount       (Note 2)
Other Tax-Exempt Securities (continued)

Colorado                                                                1.04%
  State of Colorado General Fund TRANS Series A,
     4.50%, 6/27/97                                                               $ 3,000      $  3,017
Florida                                                                 3.61%
  City of Jacksonville Series A, 3.40%, 9/10/96                                     5,000         5,000
  Putnam County Development Authority
     Seminole Electric Series 1984, 3.50%, 12/15/96                                 3,000         3,000
  Sunshine State Government Finance Commission
     Series 1986 Revenue Bond, 3.60%, 10/17/96                                      2,500         2,500
                                                                                                 10,500
Georgia                                                                 1.72%
  Dekalb County TRANS, 3.75%, 12/31/96                                              5,000         5,012
Illinois                                                                2.99%
  Chicago Illinois GO Tender Note, 3.10%, 2/04/97                                   2,300         2,300
  City of Chicago GO Tender Notes Series 1995A, 3.65%,
     10/31/96                                                                       6,400         6,400
                                                                                                  8,700
Kentucky                                                                0.86%
  Pulaski County Solid Waste Project,
     Series B, 3.20%, 8/15/96                                                       2,500         2,500
Louisiana                                                               2.23%
  Plaquemines Port Harbor Series C, 3.70%, 10/22/96                                 6,500         6,500
Maryland                                                                0.69%
  Baltimore City Public Improvement, 3.40%, 8/15/96                                 2,000         2,000
Michigan                                                                2.75%
  State of Michigan GO Note RANS, 4.00%, 9/30/96                                    3,000         3,004
  Michigan State, Underground Storage Tank
     Financial Assurance Series I, 3.45%, 8/15/96                                   5,000         5,000
                                                                                                  8,004

Cash Resource Trust
Tax-Exempt Money Market Fund
Portfolio of Investments (continued)
July 31, 1996
(In thousands)

                                                                 Percent of      Principal      Value
                                                                 Net Assets       Amount       (Note 2)
Other Tax-Exempt Securities (continued)

Minnesota                                                               1.43%
  Rochester Health Care Series C, 3.60%, 8/15/96                                  $ 3,010      $  3,010
  University of Minnesota Revenue Bond,
     3.25%, 8/01/96                                                                 1,150         1,150
                                                                                                  4,160
Mississippi                                                             0.79%
  Claiborne County PCR, 3.50%, 9/24/96                                              2,300         2,300
North Carolina                                                          7.87%
  North Carolina Power Agency Series B,
     3.10%, 8/13/96                                                                10,000        10,000
  Wake County Industrial Facility Series 1990A,
     3.70%-3.80%, 8/12/96-8/20/96                                                  12,900        12,900
                                                                                                 22,900
New York                                                                1.04%
  New York City TRANS Series A,
     4.50%, 2/12/97                                                                 3,000         3,012
South Carolina                                                          4.47%
  York County PCR Series 1984N-3, 3.25%, 9/15/96                                    8,000         8,000
  Beaufort County School District BANS Series 1995, 4.13%,
     8/15/96                                                                        5,000         5,001
                                                                                                 13,001
Texas                                                                  13.97%
  Brazos Harbor Industrial Development
     Series 1986, 3.65%, 8/22/96                                                    3,700         3,700
  Harris City Health Care, 3.40%, 9/09/96                                           5,000         5,000
  Houston TRANS, 4.50%, 6/30/97                                                     5,000         5,032
  Houston Water & Sewer Series A, 3.40%, 8/28/96                                    8,000         8,000
  San Antonio Electric & Gas Series A,
     3.60%-3.70%, 8/14/96-8/23/96                                                  10,900        10,900
  State of Texas TRANS Series A,
     4.75%, 8/30/96                                                                 8,000         8,004
                                                                                                 40,636

Cash Resource Trust
Tax-Exempt Money Market Fund
Portfolio of Investments (continued)
July 31, 1996
(In thousands)

                                                                 Percent of      Principal      Value
                                                                 Net Assets       Amount       (Note 2)
Other Tax-Exempt Securities (continued)

Virginia                                                                4.45%
  Chesterfield County GO Bond
     5.25%, 8/01/96                                                               $   800      $    800
  Chesterfield County IDR Series 1987B
     3.60%, 10/24/96                                                                1,000         1,000
  Peninsula Port Authority, 3.55%, 8/13/96                                          3,135         3,135
  York County IDA PCR, 3.55%-3.65%
     8/08/96-9/10/96                                                                8,000         8,000
                                                                                                 12,935
West Virginia                                                           3.44%
  West Virginia HDA, 3.55%, 8/15/96                                                10,000        10,000
Other                                                                   2.33%
  PNC Municash, 3.46%, 8/01/96                                                      6,790         6,790
Total Other Tax-Exempt Securities                                                               165,227
Total Investments (cost $291,860) (d)                                 100.33%                   291,860
Other Assets less Liabilities                                         (0.33%)                      (969)
Net Assets                                                            100.00%                  $290,891

Investment Abbreviations

BANS - Bond Anticipation Notes
DFA - Development Finance Authority
GO - General Obligation
HDA - Housing Development Authority
HFA - Housing Finance Authority
IDA - Industrial Development Authority

IDB - Industrial Development Board
IDR - Industrial Development Revenue
PCR - Pollution Control Revenue
RANS - Revenue Anticipation Notes
TRANS - Tax and Revenue Anticipation Notes

Notes to Portfolios of Investments

(a) These are securities that may be resold to qualified institutional buyers under Rule 144A or securities offered pursuant to section 4 (2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines that have been established by the Board of Trustees.

(b) Floating Rate Securities -- The rates shown are the effective rates at July 31, 1996.

(c) Interest rates represent annualized yield to date of maturity, except for variable rate securities described in (a).

(d) For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same.

See notes to financial statements.

Cash Resource Trust
Statements of Assets and Liabilities
July 31, 1996
(In thousands)

                                                                                U.S.
                                                             Money           Government         Tax-Exempt
                                                             Market         Money Market       Money Market
                                                              Fund              Fund               Fund

Assets
  Investments, at amortized cost (Note 2)
     Investment securities                                  $590,078         $   836,547         $291,860
     Repurchase agreements                                    64,345             568,721                -
     Total investments                                       654,423           1,405,268          291,860
Receivables
  Interest receivable                                          1,147               1,994            1,797
  Shares of the portfolio sold                                   201                 191               26
  Investments sold                                                 -                   -            1,003
  Deferred expenses (Note 2)                                      65                 301               66
  Other                                                          371                   -               74
     Total assets                                            656,207           1,407,754          294,826

Liabilities
  Payables
     Dividends                                                 1,346               2,766              355
     Investments purchased                                         -                   -            3,012
     Shares of the portfolio redeemed                          8,181               2,014              514
     Accrued distribution fee (Note 3)                            45                 117               16
     Accrued expenses and other liabilities                      135                 460               38
     Total liabilities                                         9,707               5,357            3,935
Net Assets                                                  $646,500         $ 1,402,397         $290,891

  Shares outstanding                                         646,500           1,402,450          290,894
  Net asset value per share                                 $   1.00         $      1.00         $   1.00

See notes to financial statements.

Cash Resource Trust
Statements of Operations
Year Ended July 31, 1996
(In thousands)

                                                          Money      U.S. Government      Tax-Exempt
                                                         Market       Money Market       Money Market
                                                          Fund            Fund               Fund

Investment income
  Interest                                               $30,098         $73,399           $ 10,373

Expenses
  Distribution fee (Note 3)                                2,043           5,016                948
  Management fee (Note 3)                                  1,173           2,660                632
  Transfer agent fee (Note 3)                                758           2,943                304
  Custodian and accounting fees (Note 3)                     198             735                140
  Shareholder reports                                         84             344                 29
  Registration fees                                           73             274                 85
  Professional fees                                           40             137                 22
  Organizational expenses                                     10              66                 12
  Directors' fees                                              6              22                  5
  Other                                                       36             122                 12
     Total expenses                                        4,421          12,319              2,189

Net investment income                                     25,677          61,080              8,184
Net increase in net assets resulting from operations     $25,677         $61,080           $  8,184

See notes to financial statements.

Cash Resource Trust
Statements of Changes in Net Assets
(In thousands)


                                       Money                  U.S. Government               Tax-Exempt
                                      Market                   Money Market                Money Market
                                       Fund                        Fund                        Fund
Year Ended July 31,                1996          1995          1996          1995          1996        1995

Increase in Net Assets
Operations
  Net investment income      $    25,677   $    13,949   $    61,080   $    47,780   $     8,184   $   6,665
  Net realized gain (loss)
    on investments sold                -             4             -           (53)            -          (3)
      Increase in net
         assets from
         operations               25,677        13,953        61,080        47,727         8,184       6,662

Distributions to
  Shareholders
  Net investment income          (25,677)      (13,949)      (61,080)      (47,780)       (8,184)     (6,665)
  Net realized gain on
    investments                        -            (4)            -             -             -           -
      Net decrease from
         distributions           (25,677)      (13,953)      (61,080)      (47,780)       (8,184)     (6,665)

Capital Share Transactions
  (at $1.00 per share)
  Net proceeds from sale of
    shares                     3,001,684     1,715,060     5,769,658     4,322,307     1,194,000   1,029,842
  Reinvestment of dividends       25,161        13,420        60,634        46,908         8,146       6,528
  Cost of shares redeemed     (2,803,002)   (1,498,083)   (5,644,585)   (4,060,291)   (1,178,150)   (965,174)
      Change in net assets
         from capital share
         transactions            223,843       230,397       185,707       308,924        23,996      71,196
Net increase in net assets       223,843       230,397       185,707       308,871        23,996      71,193

Net Assets
  Beginning of year              422,657       192,260     1,216,690       907,819       266,895     195,702
  End of year                $   646,500   $   422,657   $ 1,402,397   $ 1,216,690   $   290,891   $ 266,895

See notes to financial statements.

Cash Resource Trust
Financial Highlights

                                                                         Money Market Fund
                                                                 Year         Year          Period
                                                                Ended        Ended           Ended
                                                               7/31/96      7/31/95        7/31/94*

Per Share Operating Performance

Net asset value, beginning of period                           $   1.00     $   1.00     $   1.00
Income from investment operations
  Net investment income                                            0.05         0.05**       0.02

Distributions
  Net investment income                                           (0.05)       (0.05)**     (0.02)


Net asset value, end of period                                 $   1.00     $   1.00     $   1.00

Total Return                                                       4.91%        4.97%        1.83%(b)

Ratios / Supplemental Data

Net assets, end of period (in thousands)                       $646,500     $422,657     $192,260

Ratio of expenses to average net assets                            0.82%        0.82%        0.89%(a)

Ratio of expenses to average net assets excluding waivers          0.82%        0.82%        0.93%(a)

Ratio of net investment income to average net assets               4.77%        4.96%        2.96%(a)

(a) Annualized.

(b) Total Return for periods less than one year are not annualized.

 * For the period from December 20, 1993 (commencement of operations) to July 31, 1994.

** Includes net realized capital gains (losses) which were under $0.01 per share.

See notes to financial statements.

Cash Resource Trust
Financial Highlights (continued)

                                                  U.S. Government                               Tax-Exempt
                                                 Money Market Fund                           Money Market Fund
                                        Year            Year          Period          Year          Year         Period
                                       Ended           Ended          Ended          Ended         Ended          Ended
                                      7/31/96         7/31/95        7/31/94*       7/31/96       7/31/95       7/31/94*
Per Share Operating
  Performance
Net asset value, beginning of
  period                             $     1.00      $     1.00      $   1.00       $   1.00      $   1.00      $   1.00
Income from investment
  operations
  Net investment income                    0.05            0.05**        0.02           0.03          0.03**        0.01
Distributions
  Net investment income                   (0.05)          (0.05)        (0.02)         (0.03)        (0.03)        (0.01)
Net asset value, end of
  period                             $     1.00      $     1.00      $   1.00       $   1.00      $   1.00      $   1.00

Total Return                               4.74%           4.82%         1.82%(b)       2.90%         3.05%         1.16%(b)

Ratios / Supplemental Data
Net assets, end of period (in
  thousands)                         $1,402,397      $1,216,690      $907,819       $290,891      $266,895      $195,702
Ratio of expenses to average
  net assets                               0.93%           0.88%         0.80%(a)       0.76%         0.72%         0.65%(a)
Ratio of expenses to average
  net assets excluding
  waivers                                  0.93%           0.88%         0.83%(a)       0.76%         0.74%         0.74%(a)
Ratio of net investment
  income to average net
  assets                                   4.63%           4.75%         2.91%(a)       2.85%         3.01%         1.87%(a)

(a) Annualized.

(b) Total Return for periods less than one year are not annualized.

 * For the period from December 20, 1993 (commencement of operations) to July 31, 1994.

** Includes net realized capital gains (losses) which were under $0.01 per share.

See notes to financial statements.

Cash Resource Trust
Notes to Financial Statements
July 31, 1996

Note 1: Organization

Cash Resource Trust ("Trust") was organized on June 14, 1993 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of three separate diversified funds (hereinafter each individually referred to as a "Fund" or collectively as the "Funds") at July 31, 1996 as follows:

    Cash Resource Money Market Fund
    ("Money Market Fund")
    Cash Resource U.S. Government Money Market Fund
    ("U.S. Government Fund")
    Cash Resource Tax-Exempt Money Market Fund
    ("Tax-Exempt Fund")

The investment objective of each Fund is to seek current income consistent with preservation of capital and maintenance of liquidity.

The assets of each Fund of the Trust are segregated and a shareholder's interest is limited to the Fund in which shares are held.

Note 2: Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

A. Valuation of Securities

Investments are stated at amortized cost, which approximates market value. In the event that a deviation of 1/2 of 1% or more exists between a Fund's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based values, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action should be initiated.

B. Repurchase Agreements

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's vault all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.

Cash Resource Trust
Notes to Financial Statements
(continued)

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Trust's adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

C. Security Transactions and Interest Income

Security transactions for the Funds are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments.

D. Expenses

Expenses arising in connection with a Fund are allocated to that Fund. Other Trust expenses are allocated among the Funds in proportion to their relative net assets.

E. Fund Share Valuation and Dividends to Shareholders

Fund shares are sold and redeemed on a continual basis at net asset value. The net asset value per share (NAV) of each Fund is determined daily as of 4:00 p.m. on each day that the New York Stock Exchange is open for trading. Each Fund determines its NAV by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding. Each Fund declares a daily dividend, equal to its net investment income for that day and payable at month end. Distributions from net realized capital gains, if any, are paid annually.

F. Federal Income Taxes

No provision for federal income taxes has been made since it is each Fund's policy to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains.

At July 31, 1996, U.S. Government Fund for federal tax purposes, had a capital loss carryforward of approximately $54,000. Pursuant to the Code, such capital loss carryforwards expire as follows: $1,000 in 2002 and $53,000 in 2003.

G. Deferred Expenses

Costs incurred by the Trust in connection with its initial share registration and organization costs were deferred by the Funds and are being amortized on a straight-line basis over a five year period through December 1998.

Cash Resource Trust
Notes to Financial Statements
(continued)

Note 3: Investment Management Agreements and Other Transactions with Affiliates

Investment Management Agreement

Commonwealth Advisors, Inc. (formerly Cambridge Investment Advisors, Inc.) the Funds' investment adviser ("Investment Adviser")provides investment advisory services to each of the Funds. Commonwealth Investment Counsel, Inc. ("Commonwealth"), an affiliate of the Investment Adviser, serves as sub-adviser to each of the Funds, pursuant to a sub-advisory agreement among the Investment Adviser, Commonwealth and the Trust. Commonwealth furnishes a continuing investment program for each of the Funds and makes investment decisions on their behalf. The Investment Adviser and Commonwealth are wholly-owned subsidiaries of Mentor Investment Group, Inc. ("Mentor") (formerly Investment Management Group, Inc.), which is in turn a wholly-owned subsidiary of Wheat First Butcher Singer, Inc. ("Wheat").

Each Fund pays management fees to the Investment Adviser monthly at the following annual rates, expressed as a percentage of average daily net assets:
0.22% of the first $500 million of each Fund's average net assets; 0.20% of the next $500 million; 0.175% of the next $1 billion; 0.16% of the next $1 billion; and 0.15% of any amounts over $3 billion. The Investment Adviser in turn pays fees from its own assets to Commonwealth monthly at the following annual rates (based on the assets of each Fund taken separately): 0.17% of the first $500 million of a Fund's average net assets; 0.15% of the next $500 million; 0.125% of the next $1 billion; 0.11% of the next $1 billion; and 0.10% of any amounts over $3 billion. The Investment Adviser may from time to time voluntarily waive some or all of its investment advisory fee and may terminate any such voluntary waiver at any time at its sole discretion. For the year ended July 31, 1996, the Investment Adviser and sub-adviser earned the following advisory fees:

                                      Adviser       Sub-Adviser
                                        Fee             Fee
                                       Earned         Earned

Money Market Fund                    $1,172,603     $  900,553
U.S. Government Fund                  2,660,041      1,995,031
Tax-Exempt Fund                         632,135        488,468

Cash Resource Trust
Notes to Financial Statements
(continued)

In addition, the Funds provide direct reimbursement to Mentor for certain accounting and operations related costs not covered under the Investment Management Agreement. For the year ended July 31, 1996, the Money Market Fund, U.S. Government Fund and Tax-Exempt Fund paid $12,482, $30,947 and $6,767, respectively to Mentor for these direct reimbursements.

Distribution Agreement

Under a Distribution Agreement, Mentor Distributors, Inc. ("Mentor Distributors") (formerly, Cambridge Distributors, Inc.) a wholly-owned subsidiary of Mentor, was appointed Distributor for each Fund. To compensate Mentor Distributors for the services it provides and for the expenses it incurs under the Distribution Agreement, the Funds have adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, under which they pay a distribution fee, which is accrued daily and paid monthly at the annual rate of 0.38% of the Fund's average daily net assets for the Money Market Fund and U.S. Government Fund and 0.33% of the Fund's average daily net assets for the Tax-Exempt Fund.

In order to compensate selected financial institutions, such as investment dealers and banks through which shares of each Fund are sold ("Financial Institutions") for services provided in connection with sales of shares of each Fund and/or for administrative services and the maintenance of shareholder accounts, Mentor Distributors may make periodic payments to qualifying Financial Institutions based on the average net asset value of shares of a Fund which are attributable to shareholders for whom the Financial Institutions are designated as the Financial Institution of record. Mentor Distributors may make such payments at the annual rate of up to 0.40% of the average net asset value of such shares (0.33% in the case of Cash Resource Tax-Exempt Money Market Fund).

Transfer Agent Agreement

Under a Transfer Agency Agreement, Investors Fiduciary Trust Company ("IFTC") serves as Transfer Agent and Dividend Disbursing Agent for each Fund. IFTC in turn compensates Wheat (from IFTC's own assets) for related services provided by Wheat directly to its clients. For the year ended July 31, 1996, Wheat earned fees of $757,964, $2,942,606 and $304,012, respectively, from the Money Market Fund, U.S. Government Fund and Tax-Exempt Fund.

Independent Auditors' Report

The Trustees
Cash Resource Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund, (portfolios of Cash Resource Trust) as of July 31, 1996 and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two year period then ended, and financial highlights for each of the years in the two year period then ended and for the period from December 20, 1993 (commencement of operations) to July 31, 1994. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Fund, U.S. Government Money Market Fund and Tax-Exempt Money Market Fund as of July 31, 1996, the results of their operations for the year then ended and the changes in their net assets for each of the years in the two year period then ended and their financial highlights for the periods indicated in the first paragraph above, in conformity with generally accepted accounting principles.

/s/ KPMG PEAT MARWICK LLP

Boston, Massachusetts
September 6, 1996